                          [LOGO OF PRIME GROUP, INC.]              Exhibit 10.25
                             The Prime Group, Inc.


                              September 17, 1996



KILICO Realty Corporation and
Kemper Investors Life Insurance Company
c/o ZKS Real Estate Partners LLC
225 W. Washington Street
Suite 1450
Chicago, Illinois 60606

Attention:     Robert J. Korslin

     RE:  SENIOR HOUSING PORTFOLIO
          ------------------------

Dear Bob:

     This letter (this "Agreement") sets forth the terms upon which The Prime Group, Inc. ("PGI"), or one or more of its affiliates or assigns (PGI, together with certain of its affiliates or assigns, depending on the context, is or are referred to herein as "Prime"), will purchase, and KILICO Realty Corporation, an Illinois corporation ("Realty"), and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"; Realty and KILICO are sometime referred to together herein as "Kemper"), will sell, the Kemper Senior Housing Interests (defined below). Upon acceptance of this Agreement by Kemper, this Agreement will constitute the binding agreement of Kemper and Prime to proceed with the transactions described herein upon the terms and subject to the conditions set forth herein:

     1.   Agreement to Sell and Purchase.
          ------------------------------

     Upon and subject to the terms and conditions set forth in this Agreement, on the Closing Date (defined below), Kemper shall sell, transfer, convey, assign and deliver to Prime, and Prime shall purchase, acquire and accept from Kemper, all of the rights, title and interests (including debt and equity interests, if any) owned or held by Kemper (the "Kemper Senior Housing Interests") in and to The Ponds of Pembroke Limited Partnership ("Ponds L.P.") and River Oaks Partners ("ROP") and in and to the property owned by Ponds L.P. (the "Devonshire") and the property owned by ROP (the "Heritage"). The Kemper Senior Housing Interests are more fully described on Exhibit A attached hereto. Kemper and Prime agree

77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, TEL (312) 917-1500,
                              FAX (312) 782-5867
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Mr. Robert J. Korslin
September 17, 1996
Page 2

that the Kemper Senior Housing Interests shall include any and all rights and interests, if any, which Kemper may have in and to any and all cash, deposits, and other funds in any bank accounts maintained by Ponds L.P. or ROP and any and all securities held in the name of Ponds L.P. or ROP at the Closing Date. Kemper and Prime agree that, between the date of this Agreement and the Closing Date, unless otherwise specified in this Agreement, neither Ponds L.P. nor ROP shall make any distributions to the partners in Ponds L.P. or ROP or otherwise use any of the funds of Ponds L.P. or ROP for any purposes other than the payment of authorized operating expenses and other authorized expenses of Ponds L.P. or ROP, as applicable. Authorized operating expenses and other authorized expenses shall mean expenses set forth or identified in a budget approved by the general partners of Ponds L.P. or ROP, as applicable, and expenses otherwise approved by the general partners of Ponds L.P. or ROP, as applicable.

     2. Purchase Price. The aggregate consideration for all of the Kemper Senior Housing Interests shall be the sum of (a) $4,476,000.00 plus $2,000.00 per day from and after October 1, 1996 until the Closing Date (the "Purchase Price"), and (b) subject to the provisions set forth below, the release and termination (the "Release") of all of Kemper's current or future standby credit enhancement obligations with respect to the tax-exempt bonds issued in connection with the Devonshire and the Heritage ( referred to herein as "Kemper's Existing Standby Credit Enhancement"). At Prime's election, which must be exercised, if at all, by the delivery to Kemper of written notice of such exercise on or before November 1, 1996, Kemper shall continue to provide standby credit enhancement on the following terms and conditions:

          (i) The Purchase Price described in subparagraph (a) of this paragraph 2 shall be increased by $500,000.00, which increased amount shall be payable at the Closing;

          (ii) At the Closing, Prime shall deliver, or cause to be delivered to Kemper, as security for the performance by Ponds L.P. and ROP of their respective obligations under the Standby Bond Purchase Agreements (defined below), either (A) cash in the amount of $10,000,000.00 or (B) either (1) marketable short-term obligations with a rating of A-1 by Standard & Poor's Company ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's") or
     (2) marketable preferred stock with a rating of A or higher by S&P or A2 by Moody's, and having a value of not less than $10,000,000.00, provided that any and

Mr. Robert J. Korslin
September 17, 1996
Page 3

     all interest or earnings which accrue on the cash or securities so delivered to Kemper in accordance with this clause (ii) shall accrue to the benefit of Prime or its designee;

          (iii) After the Closing, Kemper shall continue to provide standby credit enhancement in accordance with the terms, conditions and provisions of (A) that certain Standby Bond Purchase and Indemnity Agreement [Devonshire (a/k/a The Ponds of Pembroke and f/k/a Ashley of Lisle)], entered into as of December 1, 1994, to be effective as of March 22, 1994, between Ponds L.P. and KILICO, with respect to the $27,000,000 bond issue;
     (B) that certain Standby Bond Purchase and Indemnity Agreement [Devonshire (a/k/a The Ponds of Pembroke and f/k/a Ashley of Lisle)], entered into as of December 1, 1994, to be effective as of March 22, 1994, between Ponds L.P. and KILICO, with respect to the $6,000,000 bond issue; and (C) that certain Standby Bond Purchase and Indemnity Agreement [The Heritage/River Oaks], entered into as of December 1, 1994, to be effective as of March 22, 1994, between ROP and KILICO (the agreements described in clauses (A), (B) and (C) above are referred to herein collectively as the "Standby Bond Purchase Agreements"); and

          (iv) (A) On the first day of each month commencing on January 1, 1997 and continuing until the earlier of June 30, 1997 or the day on which Kemper is released from its obligations under the Standby Bond Purchase Agreements and Kemper's Existing Standby Credit Enhancement, Prime shall pay, or cause to be paid to, Kemper the sum of $100,000.00 per month in advance, and (B) on the first day of each month commencing July 1, 1997 and continuing until the day on which Kemper is released from its obligations under the Standby Bond Purchase Agreements and Kemper's Existing Standby Credit Enhancement, Prime shall pay, or cause to be paid to, Kemper the sum of $300,000.00 per month in advance. The fees payable in accordance with this clause (iv) are the total fees payable to Kemper for providing standby credit enhancement from and after January 1, 1997 and are in lieu of any and all fees otherwise payable to Kemper for providing standby credit enhancement with respect to the Devonshire and the Heritage, including any and all fees payable under the Standby Bond Purchase Agreements.

Mr. Robert J. Korslin
September 17, 1996
Page 4

     3.   Earnest Money.
          -------------

          (a) The parties hereto hereby agree that, within five (5) business days following the execution of this Agreement, cash in the aggregate amount of $3,627,000.00 currently in the accounts of Ponds L.P. and ROP (based on Net Cash Flow through June 30, 1996) will be deposited with Kemper as earnest money ("Earnest Money") to secure the performance by Prime of its obligations under this Agreement.

          (b) Within five (5) business days following the execution and delivery of this Agreement, the Net Cash Flow (as defined below) generated by Ponds L.P. and ROP during July, 1996 and August, 1996, will be deposited with Kemper as additional Earnest Money, and, thereafter, on the first business day of each succeeding month until Closing, the Net Cash Flow generated by Ponds L.P. and ROP during the preceding month will be deposited with Kemper as additional Earnest Money.

          (c) "Net Cash Flow" is defined as the cash remaining each month after the payment of all operating expenses, management and administration fees, debt service and related credit enhancement fees, capital expenses and any other property expenses. For purposes of calculating Net Cash Flow, insurance and real estate tax expense will be accrued on a monthly basis. The determination of cash included in Net Cash Flow shall be consistent with the definition of "Available Cash Flow" under the applicable partnership agreement of Ponds L.P. or ROP. The determination of costs and expenses to be deducted in determining Net Cash Flow shall include only those costs and expenses included in an approved budget or otherwise authorized under the applicable partnership agreement of Ponds L.P. or ROP. Notwithstanding anything in this paragraph 3 to the contrary, in no event shall the aggregate cash balance in the depository account and the operating account of Ponds L.P. be less than $200,000.00 at the time of any deposit contemplated by subparagraph 3(b) hereof nor shall the aggregate cash balance in the depository account and the operating account of ROP be less than $200,000.00 at the time of any deposit contemplated by subparagraph 3(b) hereof.

          (d) At the Closing, the Earnest Money shall be returned to Prime or, at Prime's direction, credited against the Purchase Price. No interest shall accrue on the Earnest

Mr. Robert J. Korslin
September 17, 1996
Page 5

     Money, and Kemper shall have the right to commingle the Earnest Money with other funds or investments.

     4.   Closing; Closing Date.    The sale and purchase of the Kemper Senior
Housing Interests (the "Closing") shall occur on a date (the "Closing Date") designated by Prime and reasonably acceptable to Kemper upon not less than five
(5) Business Days (defined below) written notice to Kemper; provided, however, the Closing Date shall not be later than December 30, 1996.

     5.   Closing Deliveries.

          (a) Unless Prime has elected to have Kemper extend standby credit enhancement in accordance with paragraph 2 hereof, at the Closing, Prime shall deliver to Kemper the Release, in a form reasonably acceptable to Kemper, or other evidence, reasonably satisfactory to Kemper, indicating that Kemper has been released from its obligations under the Standby Bond Purchase Agreements and Kemper's Existing Standby Credit Enhancement.

          (b) At the Closing, Kemper shall deliver, or cause to be delivered, all instruments, certificates and other documents, reasonably acceptable to Prime, pursuant to which the Kemper Senior Housing Interests are transferred, conveyed, assigned and delivered to Prime and, unless Prime has elected to have Kemper extend standby credit enhancement in accordance with paragraph 2 hereof, pursuant to which Kemper releases any and all security interests held by Kemper in or with respect to Ponds L.P., ROP, the Devonshire or the Heritage.

          (c) At the Closing, unless Prime has elected to have Kemper extend standby credit enhancement in accordance with paragraph 2 hereof, Kemper will release any and all security interests in units in Prime Retail, L.P. securing any obligations to Kemper of Prime, Ponds L.P., ROP or any of their affiliates relating to Ponds L.P., ROP, the Devonshire or the Heritage.

          (d) At the Closing, Prime shall cause an amount equal to the Purchase Price (or, if Prime directs that the Earnest Money is to be credited against the Purchase Price, the difference between the Purchase Price and the balance of the Earnest Money previously delivered to Kemper) to be paid to Kemper by wire transfer in immediately available funds. In

Mr. Robert J. Korslin
September 17, 1996
Page 6

     the event that the amount of the Earnest Money previously delivered to Kemper exceeds the Purchase Price, at the Closing, Kemper shall pay to Prime an amount equal to the difference between the amount of Earnest Money previously delivered to Kemper and the Purchase Price. The parties agree that there shall be no proration adjustments at the Closing related to the Senior Housing Interests and that there will be no other adjustments to the Purchase Price except as otherwise expressly provided for in paragraph 2 hereof. Prime will not be entitled to any fee or commission by reason of this Agreement or the transactions contemplated hereunder which would result in a reduction in the amount payable to Kemper hereunder.

          (e) At the Closing Kemper and Prime shall each execute and deliver to the other an Assignment and Assumption of Partnership Interests in the form of Exhibit B attached hereto, pursuant to which the Kemper Senior Housing Interests are transferred, assigned and delivered to Prime and certain obligations related thereto are assumed by Prime.

          (f) At the Closing, Kemper shall execute and deliver to Prime a Release and Covenant Not to Sue in the form of Exhibit C attached hereto, and Prime shall execute and deliver to Kemper a Release and Covenant Not to Sue in the form of Exhibit D attached hereto.

          (g) At the Closing, Kemper and Prime shall execute and deliver any and all other instruments, certificates and other documents reasonably requested by the other party to cause, effect, accomplish or evidence the transactions contemplated by this Agreement.

     6. Representations and Warranties of Kemper. In order to induce Prime to enter into this Agreement, Kemper hereby represents and warrants to Prime that on the date of this Agreement and on the Closing Date:

          (a) Each of Realty and KILICO is a corporation duly formed and validly existing and is in good standing under the laws of the State of Illinois and is duly qualified to do business and is in good standing under the laws of each state in which the failure to qualify to do business would have a material adverse affect on such entity's ability to perform its obligations under this Agreement.

Mr. Robert J. Korslin
September 17, 1996
Page 7

          (b) The execution and delivery of this Agreement by Realty and KILICO and the performance by Realty and KILICO of their respective obligations under this Agreement have been duly and validly authorized by all necessary corporate action of Realty and KILICO. This Agreement has been duly executed and delivered by a duly authorized officer or agent of Realty and KILICO and constitutes the legal, valid and binding obligations of Realty and KILICO, enforceable against each such entity in accordance with the terms hereof.

          (c) No consent, waiver, approval or authorization of, or notice to, any governmental unit or any other person is required to be made, obtained or given by Realty or KILICO, in connection with the execution and delivery of this Agreement by Realty and KILICO, or in connection with the performance by Realty and KILICO of their respective obligations under this Agreement, except to the extent any such consents, waivers, approvals and authorizations have been obtained prior to the date of this Agreement, or any such notices have been given prior to the date of this Agreement, as applicable.

          (d) None of the execution or delivery of this Agreement by Realty and KILICO, or the performance by Realty and KILICO of their respective obligations under this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) any organizational document (including articles of incorporation, charters and by-laws) of Realty or KILICO or any material agreement to which Realty or KILICO is a party or by which Realty or KILICO is bound or which is applicable to any of the properties or assets of Realty or KILICO, or (ii) any term or provision of any presently existing judgment, decree, order, statute, injunction, rule or regulation of any governmental unit applicable to Realty or KILICO or any of the assets or properties of Realty or KILICO; provided, however, no representation or warranty is made with respect to any possible violation, conflict or default under any document or instrument made by Ponds L.P. or ROP or under any document or instrument of which Ponds L.P. or ROP is aware affecting the assets or properties of Ponds L.P. or ROP.

          (e) None of Realty, KILICO or any subsidiary or affiliate of Realty or KILICO has relied upon or engaged any real estate broker or other finder in connection with, or to

Mr. Robert J. Korslin
September 17, 1996
Page 8

     assist Realty or KILICO or any subsidiary or affiliate of Realty or KILICO in entering into or consummating, the transactions contemplated by this Agreement. Realty and KILICO shall indemnify, defend and hold harmless Prime from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by Prime in connection with any claims asserted by any real estate broker or finder based on any agreement or alleged agreement with Realty or KILICO or any subsidiary or affiliate of Realty or KILICO in connection with this Agreement or any of the transactions contemplated by this Agreement.

          (f) Realty is the sole owner and holder of the Kemper Senior Housing Interests owned by it as shown on Exhibit A hereto and has good title thereto free and clear of any liens, claims, pledges, encumbrances or security interests of any person or party which will not be terminated or released on or before the Closing Date, and has full power and authority to sell, assign, transfer and deliver such Kemper Senior Housing Interests in accordance with the terms of this Agreement.

          (g) KILICO is the sole owner and holder of the Kemper Senior Housing Interests owned by it as shown on Exhibit A hereto and has good title thereto free and clear of any liens, claims, pledges, encumbrances or security interests of any person or party which will not be terminated or released on or before the Closing Date, and has full power and authority to sell, assign, transfer and deliver such Kemper Senior Housing Interests in accordance with the terms of this Agreement.

          (h) The Kemper Senior Housing Interests, as described on Exhibit A attached hereto, are all of the rights, title and interests (including debt and equity interests) owned or held by Realty, KILICO, Kemper Corporation or any subsidiary or affiliate of Realty, KILICO or Kemper Corporation in and to Ponds L.P., ROP, the Devonshire or the Heritage (other than any interests which Realty, KILICO, Kemper Corporation or any subsidiary or affiliate of Realty, KILICO or Kemper Corporation may have under or by reason of Kemper's standby credit enhancement obligations with respect to the tax-exempt bonds issued in connection with the Devonshire and the Heritage, which interests shall be terminated as of the Closing, except as otherwise provided herein).

Mr. Robert J. Korslin
September 17, 1996
Page 9

     7. Representations and Warranties of Prime. In order to induce Kemper to enter into this Agreement, Prime hereby represents and warrants to Kemper that, on the date of this Agreement and on the Applicable Closing Date:

          (a) PGI is a corporation duly formed and validly existing and is in good standing under the laws of the State of Illinois and is duly qualified to do business and is in good standing under the laws of each state in which the failure to qualify to do business would have a material adverse affect on the ability of PGI to perform its obligations under this Agreement.

          (b) The execution and delivery of this Agreement by PGI and the performance by PGI of its obligations under this Agreement have been duly and validly authorized by all necessary corporate action of PGI. This Agreement has been duly executed and delivered by a duly authorized officer or agent of PGI and constitutes the legal, valid and binding obligations of PGI, enforceable against PGI in accordance with the terms hereof.

          (c) No consent, waiver, approval or authorization of, or notice to, any governmental unit or any other person is required to be made, obtained or given by PGI in connection with the execution and delivery by PGI of this Agreement, or in connection with the performance by PGI of its obligations under this Agreement, except to the extent any such consents, waivers, approvals and authorizations have been obtained prior to the date of this Agreement, or any such notices have been given prior to the date of this Agreement, as applicable.

          (d) None of the execution or delivery of the this Agreement by PGI or the performance by PGI of its obligations under this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) any organizational document (including, articles of incorporation and by-laws) of PGI or any material agreement to which PGI is a party or by which PGI is bound or which is applicable to any of the properties or assets of PGI, or (ii) any term or provision of any presently existing judgment, decree, order, statute, injunction, rule or regulation of any governmental unit applicable to PGI or any of the assets or properties of PGI.

Mr. Robert J. Korslin
September 17, 1996
Page 10



          (e) Neither PGI nor any subsidiary or affiliate of PGI has relied upon or engaged any real estate broker or other finder in connection with, or to assist PGI in entering into or consummating, the transactions contemplated by this Agreement. PGI shall indemnify, defend and hold harmless Kemper from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by Kemper in connection with any claims asserted by any real estate broker or finder based on any agreement or alleged agreement with PGI or any subsidiary or affiliate of PGI in connection with this Agreement or any of the transactions contemplated by this Agreement. The representations and warranties set forth in the first sentence of this subparagraph 7(e) shall not apply to any agreements or arrangements that PGI or any subsidiary or affiliate of PGI may have for or related to any financing or replacement credit enhancement obtained by Prime in connection with the transactions contemplated by this Agreement, and PGI shall be responsible for the payment of any and all fees with respect thereto and shall indemnify Kemper with respect thereto as provided in the second sentence of this paragraph 7(e).

          (f) PGI has no knowledge and has received no written notice: (a) that any property owned by Ponds L.P. or ROP or the use or operation thereof violates any laws, rules, or regulations of any federal, state, city or county governmental body or subdivision thereof; (b) of any pending or threatened claim, actions, suits or proceedings against or affecting Ponds L.P., ROP or their respective properties or the use or operation thereof except as disclosed on Exhibit E attached hereto; or (c) of any other material liabilities or obligations concerning Ponds L.P., ROP or their respective properties or the business or operations thereof that are not reflected in the most recent available financial statements of Ponds L.P. and ROP, respectively, a copy of which is attached as Exhibit F.

          (g) All disclosures of this Agreement, any provisions of this Agreement or any of the parties to this Agreement in any registration statement, prospectus, offering memorandum or similar document files by or on behalf of Prime with the Securities and Exchange Commission (the "SEC") or pursuant to any state securities law or disseminated by or on behalf of Prime to underwriters or other potential investors are and

Mr. Robert J. Korslin
September 17, 1996
Page 11


     will be true and accurate in all material respects and will not omit to state a material fact necessary to make the statements therein not misleading. PGI hereby covenants and agrees to deliver, or cause to be delivered, to Kemper a copy of all registration statements, prospectuses, offering memorandums or similar documents filed by or on behalf of Prime with the SEC in which this Agreement or any provisions of this Agreement are disclosed or otherwise described, together with all material drafts thereof prior to each such filing.

     8. Acknowledgements of PGI. PGI has inspected and familiarized itself with the respective properties and assets of Ponds L.P. and ROP, and is fully aware of all of the conditions thereof and restrictions applicable thereto; and Prime will accept such properties and assets on the Closing Date in their "as is" condition. PGI further acknowledges and agrees that no representations, warranties or agreements, expressed or implied, of any kind whatsoever have been made by Kemper concerning the state of title or condition of any property or asset of Ponds L.P. or ROP, the ability of Ponds L.P. or ROP to obtain all permits, licenses and approvals required for their business and operations, or the financial condition, results of operations or prospects of the respective businesses and operations of Ponds L.P. and ROP. Except as otherwise provided herein, Prime expressly assumes all risks attendant to the ownership of the Senior Housing Interests.

     9.   Remedies.

          (a) In the event Prime fails to purchase the Kemper Senior Housing Interests in accordance with the terms and conditions of this Agreement for any reason other than a default by Kemper, or in the event of any other material default by PGI in any of its obligations under this Agreement, or in the event PGI is in material breach of any of its representations and warranties contained in this Agreement and such material default or material breach is not cured within ten (10) Business Days after written notice to PGI specifying such default or breach, Kemper shall have the right, upon notice to PGI, to terminate this Agreement as Kemper's sole and exclusive remedy and retain the Earnest Money as its sole property, as liquidated damages. The parties acknowledge that, in such event, the retention of the Earnest Money by Kemper is not a penalty but is intended to constitute compensation to Kemper for its damages. Further, in the event

Mr. Robert J. Korslin
September 17, 1996
Page 12



     of such termination, neither Kemper nor Prime shall have any further obligations to the other under this Agreement.

          (b) In the event of a material default by Kemper in any of its obligations under this Agreement or in the event Kemper is in material breach of any of its representations and warranties contained in this Agreement, and such material default or material breach is not cured within ten (10) Business Days after written notice to Kemper specifying such default or breach, Prime may terminate this Agreement, in which event Kemper shall immediately deliver the Earnest Money to Prime, and may pursue any and all other rights and remedies available to Prime at law or in equity, including, but not limited to the right to seek specific performance.

     10. No Amendment or Waiver. Except as otherwise provided herein, this Agreement shall not constitute, and shall not be interpreted to be, a modification or amendment to, or waiver or release of, any of the terms of any document, instrument or agreement now in effect between Kemper and Prime. Kemper and Prime shall continue to perform in compliance with all terms and conditions of such agreements as presently in force unless and until the same shall be modified and amended by definitive documents. Except as otherwise provided herein, this Agreement shall not (a) limit Kemper or Prime in initiating, continuing or otherwise proceeding to exercise any right or remedy either of them may have under any of such existing agreements, instruments or other documents or (b) relieve Prime or Kemper of any obligation under any loan, partnership or other documents and agreements between Prime and Kemper. Without limitation of the foregoing, the obligation to obtain Kemper's and Prime's approval of all "Major Decisions" under the applicable partnership agreements of Ponds L.P. and ROP shall remain in force. Notwithstanding the foregoing, unless and until this Agreement has terminated, Kemper shall not transfer to any third party any of the Kemper Senior Housing Interests or portion thereof, nor shall Kemper grant to any third party any option or right to acquire any of the Kemper Senior Housing Interests or any portion thereof, nor shall Kemper solicit any offers for the sale or other disposition of any of the Kemper Senior Housing Interests or any portion thereof. Concurrently, with the execution of this Agreement, PGI, as managing general partner of Ponds L.P. and as managing partner of ROP, shall execute and deliver the letter attached hereto as Exhibit G, and Realty and KILICO shall execute and deliver to PGI a copy of such letter confirming their agreement to the terms of such letter.

Mr. Robert J. Korslin
September 17, 1996
Page 13



     11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     12. Notices. All notices and other communications permitted or required hereunder between the parties shall be (a) in writing and shall be deemed to be given and received (i) when delivered in person, (ii) one (1) Business Day after sent by private courier guaranteeing next-day delivery, delivery charges prepaid, (iii) three (3) Business Days after sent by United States registered or certified mail, postage prepaid, return receipt requested ("Certified Mail") or
(iv) if sent by facsimile transmission, upon receipt by the sender of written confirmation from the addressee's facsimile machine that the transmission has been received, provided a "hard copy" of the notice or other communication is sent by Certified Mail within one (1) Business Day after transmission, or (v) on the date either party refuses delivery in person, by Certified Mail or by private courier service, and, (b) in any case, addressed to the respective parties at the following addresses:

               If to Kemper, to:

               c/o ZKS Real Estate Partners
               225 W. Washington
               Suite 1450
               Chicago, Illinois 60606
               Attention: Robert J. Korslin
               Facsimile:  (312) 236-1548/1549

               with a copy to:

               Kemper Real Estate Management Company
               3697 Mt. Diablo Boulevard
               Lafayette, California 94549
               Attention:  Mr. Frederick L. Stephens
               Facsimile:  (510) 283-7638

               and to:

               D'Ancona & Pflaum
               30 North LaSalle Street
               Suite 2900
               Chicago, Illinois 60602
               Attention:  Laurance P. Nathan, Esq.
               Facsimile:  (312) 580-0923

Mr. Robert J. Korslin
September 17, 1996
Page 14

               If to Prime, to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attention:  Michael W. Reschke
               Facsimile:  (312) 917-1511

               with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attention:  Robert J. Rudnik
               Facsimile:  (312) 917-1684

               with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois  60601
               Attention:     Mark J. Schulte
               Facsimile:     (312) 917-0460

or to each such party at such other addresses as such party may designate in a written notice to the other party.

     13. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. It is expressly agreed that Prime shall have the right to assign its rights and interests, or any portion of such rights and interests, in and to this Agreement to any party, provided that the assignee shall be subject to the terms and conditions of this Agreement.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

     15. Entire Understanding. This Agreement sets forth the entire understanding between the parties with respect to the

Mr. Robert J. Korslin
September 17, 1996
Page 15


subject matter hereof, and the parties hereby represent that as of the date of this Agreement there are no oral covenants, promises, agreements, conditions or understandings between them relating to the transactions contemplated by this Agreement except as stated in this Agreement. This Agreement may not be altered, amended, changed or modified, except by a subsequent or contemporaneous agreement reduced to writing and signed by all of the parties hereto. Time is of the essence of this Agreement.

     16. Expenses and Legal Fees. Each party hereto shall be responsible for the payment of any and all fees and other charges due any attorney, attorneys, law firm or law firms, and any consultants, engineers and accountants retained by such party in connection with the negotiation, delivery and performance by or on behalf of such party of this Agreement or the transactions contemplated hereby.

     17. Waiver and Severability. No covenant, term or condition of this Agreement shall be deemed to have been waived by either party, unless such waiver is in writing signed by the party charged with such waiver. If any term, covenant or condition of this Agreement or the application thereof to any person, entity or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     18. Further Assurances. Kemper and Prime each agree, that upon the reasonable request of the other, that they will each execute, acknowledge and deliver such further documents and instruments and perform such further acts as may be reasonably necessary, desirable or proper to carry out the transactions contemplated by this Agreement.

     19. Business Day. The term "Business Day" shall mean any calendar day other than Saturday, Sunday and any day on which banks in Chicago, Illinois are authorized to close.


                           [SIGNATURE PAGE FOLLOWS]

Mr. Robert J. Korslin
September 17, 1996
Page 16



     If the foregoing corresponds to Kemper's understanding of the terms of the agreement between Kemper and Prime with respect to the matters addressed herein, please so signify by having a duly authorized officer of Kemper execute the enclosed copy of this letter and returning the executed copy of this letter to the undersigned.

                                       Very truly yours,

                                       THE PRIME GROUP, INC.


                                       By: /s/ Michael W. Reschke
                                          --------------------------------
                                       Name:   Michael W. Reschke
                                            ------------------------------
                                       Title:  President
                                             -----------------------------


ACCEPTED AND AGREED TO:


KILICO Realty Corporation


By: /s/ Robert J. Korslin
   ---------------------------
Name:  Robert J. Korslin
     -------------------------
Title: Authorized Signatory
      ------------------------
Date:  September 17, 1996
     -------------------------


Kemper Investors Life Insurance Company


By: /s/ Robert J. Korslin
   ---------------------------
Name:  Robert J. Korslin
     -------------------------
Title: Authorized Signatory
      ------------------------
Date:  September 17, 1996
     -------------------------


By: /s/ Beth Schlift
   ---------------------------
Name:  Beth Schlift
     -------------------------
Title: Authorized Signatory
      ------------------------
Date:  September 17, 1996
     -------------------------

Mr. Robert J. Korslin
September 17, 1996
Page 17


                                    JOINDER
                                    -------

     The undersigned, The Ponds of Pembroke Limited Partnership, an Illinois limited partnership, and River Oaks Partners, an Illinois partnership, hereby consent to the provisions of the foregoing letter agreement (including, but not limited to, the provisions of paragraph 2 of the foregoing letter agreement), and each of the undersigned reaffirms the terms and provisions of the Standby Bond Purchase Agreements (as defined in the forgoing letter agreement) to which it is a party. Each of the undersigned agrees that, upon the reasonable request of any party to the foregoing letter agreement, it will execute, acknowledge and deliver any and all documents and instruments and will perform such acts as may be reasonably necessary, desirable or proper to carry out the transactions contemplated by the foregoing letter agreement.

                                       THE PONDS OF PEMBROKE LIMITED PARTNERSHIP

                                       By:  The Prime Group, Inc.
                                            Managing General Partner


                                            By: /s/ Richard S. Curto
                                                -----------------------------
                                                Its: Executive Vice President
                                                     ------------------------
                                            Date: September 17, 1996
                                                  ---------------------------

                                       RIVER OAKS PARTNERS

                                       By:  The Prime Group, Inc.
                                            Managing General Partner


                                            By: /s/ Richard S. Curto
                                                -----------------------------
                                                Its: Executive Vice President
                                                     ------------------------
                                            Date: September 17, 1996
                                                  ---------------------------

                                   EXHIBIT A

                      THE KEMPER SENIOR HOUSING INTERESTS
                      -----------------------------------



1. 50% general partnership interest in River Oaks Partners held by KILICO Realty Corporation.

2. 50% general partnership interest in The Ponds of Pembroke Limited Partnership held by KILICO Realty Corporation.

3. 25% limited partnership interest in The Ponds of Pembroke Limited Partnership held by Kemper Investors Life Insurance Company.

                                 Exhibit A - 1

                                   EXHIBIT B

               ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST
               -------------------------------------------------

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ____________________________, a _____________ corporation
("Assignor"), does hereby sell, assign, transfer and convey to ______________________________, a ________________ corporation ("Assignee"), the partnership interest held by Assignor consisting of a _____________ percent (____%) percentage interest as a __________ partner of _________________________________________________, an Illinois __________
partnership (the "Interest"), standing in the name of Assignor on the books and records of _______________________________________, an Illinois
_________________ partnership (the "Partnership"), together with any and all right, title and interest in any property, both real and personal, to which the Interest relates, and any other rights, privileges and benefits appertaining thereto including, without limitation, all of Assignor's right, title and interest in and to the profits, losses, assets and distributions to which Assignor is or may be entitled as a holder of the Interest.

          This Assignment is made subject to all of the terms and conditions of the partnership agreement of the Partnership, as amended (the "Agreement"), and Assignee, by execution of this Assignment, agrees to hereafter abide by and to be bound by all of the terms and provisions of the Agreement as now in effect or hereafter amended, in the place and stead of Assignor. Assignee hereby (1) accepts the assignment and transfer of the Interest and expressly assumes any and all duties, obligations and liabilities with respect to or in connection with the Interest (a) occurring or arising from and after the date of this Assignment, and (b) relating to obligations or liabilities of the Partnership with respect to deposits or fees paid by tenants for security, entrance requirements or otherwise, whether arising prior to or after the date of this Assignment, and (2) agrees to indemnify and hold harmless Assignor and Assignor's officers, directors, stockholders, employees and agents, and its and their respective heirs, legal representatives, successors and assigns from and against any liability, demand, claim or action arising from or relating to any and all duties, obligations and liabilities so assumed.

          Assignor hereby represents that it has full power and authority to make this Assignment, that it has good and valid title to the Interest free and clear of all liens, security interests and encumbrances and that the Interest has not otherwise been conveyed, sold, transferred, assigned, pledged or encumbered. Except as expressly set forth herein, this Assignment is made without representation or warranty.

                                 Exhibit B - 1

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment, effective as of the ____ day of ______________, 1996.

                              ASSIGNOR:

                              __________________________________________________
                              ___________, a _______________________ corporation

                              By:________________________________
                              Its:_______________________________

                              ASSIGNEE:

                              __________________________________________________
                              _____________,     a   ___________________________
                              corporation

                              By:_________________________________
                              Its: _______________________________

                                 Exhibit B - 2

                                   EXHIBIT C
                                   ---------

                        RELEASE AND COVENANT NOT TO SUE
                        -------------------------------

          THIS RELEASE AND COVENANT NOT TO SUE (this "Release") is made as of the _____ day of _____________, 1996, by the undersigned entities, Kilico Realty Corporation, an Illinois corporation ("Realty") and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("Kilico"), each for itself and on behalf of each of its and their respective successors and assigns (collectively, the "Releasors"), in favor of The Prime Group, Inc., an Illinois corporation ("Prime"), and all of its direct or indirect subsidiaries and affiliates (including, without limitation, Prime Group Limited Partnership, an Illinois limited partnership, and the "Entities" defined below), and each of its and their respective officers, directors, shareholders, partners, employees and agents, in such capacities, and each of the respective successors and assigns of the foregoing (collectively, the "Released Parties").

                                   RECITALS:
                                   --------

          A. Realty, Kilico and Prime entered into a letter agreement dated September ____, 1996 (the "Letter Agreement") providing for the sale and purchase of the interests owned by Realty and Kilico in the senior housing projects known as the Devonshire and the Heritage (collectively, the "Projects") that are owned and operated by The Ponds of Pembroke Limited Partnership, an Illinois limited partnership, and River Oaks Partners, an Illinois general partnership, respectively (collectively, the "Entities").

          B. The undersigned have agreed to execute and deliver this Release upon the consummation of the transactions contemplated under the Letter Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to the Releasors, the receipt and sufficiency of which are hereby acknowledged, the Releasors hereby agree as follows:

          I. Subject to the terms of Section 2, below, each of the Releasors hereby releases and forever discharges each and every one of the Released Parties from, and covenants and agrees not to sue and not to assert, file or commence in any court, arbitration proceeding or other tribunal, any suit, action, litigation, complaint, counterclaim, cross claim or other pleading setting forth any cause of action or claim against any of the Released Parties for, any of the following (individually, a "Released Claim," and collectively, the "Released Claims"):

          any claim, demand, debt, sum of money, account, judgment, liability, obligation, loss, damage,

                                 Exhibit C - 1
          suit, action or cause of action of any kind or nature whatsoever, known or unknown, fixed or contingent, at law or in equity which any of the Releasors now has, claims to have, has had or may have had, as of the date hereof, or may hereafter have or claim to have under any obligations or agreements existing prior to or as of the date hereof, against any one or more of the Released Parties, in its or their capacities as a purchaser, owner, joint venturer, partner, shareholder, director, option holder or other interest holder, with respect to, or in any way arising from or in connection with the Projects or the Entities, or any of them.

          II. Notwithstanding the express release and covenant not to sue set forth in paragraph 1, above, the Released Claims shall not include, and this Release shall not be construed as a release of any Released Party from any obligations or liabilities such Released Party may have (a) under the Letter Agreement, or any documents or agreements entered into by any such Released Party pursuant to the Letter Agreement to the extent such obligations are to be performed after the date hereof, (b) under any loan agreement, partnership, joint venture or similar agreement, commitment or other agreement or document which does not pertain to the Projects or the Entities, or (c) under any environmental or other indemnity or agreement, which obligation or liability by its terms survives release of any applicable security documents in favor of any Releasor.

          III. Each of the Releasors severally represents and warrants to the Released Parties that it has not encumbered or sold, transferred, assigned or otherwise conveyed to any other person or entity (other than another Releasor), in whole or in part, any Released Claims.

          IV. Each of the Releasors hereby covenants and agrees not to assist any third party in bringing any claim, cause of action or proceeding of any nature against any of the Released Parties with respect to any of the Released Claims.

          V. This Release shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          VI. This Release may be executed in multiple counterparts, all of which taken together shall constitute one and same instrument.

          VII. This Release pertains only to the Released Claims. No obligation, liability or undertaking of any kind or nature whatsoever of any Released Party in favor of any of the Releasors other than the Released Claims shall be deemed released,

                                Exhibit C - 2
terminated, canceled or in any other way modified or amended by this Release.

          VIII. The undersigned Releasors hereby severally represent and warrant that no subsidiaries or affiliates of the undersigned have any claim, demand or cause of action of any kind or nature whatsoever against any one or more of the Released Parties with respect to or in any way arising from or in connection with the Projects or the Entities.

          IX. The Releasors hereby acknowledge and confirm that any prior release given in connection with any of the Projects or Entities remains in full force and effect in accordance with its terms, and in no event shall any such prior release be deemed to be superseded, diminished or otherwise affected by the execution of this Release.

          X. The undersigned Releasors jointly and severally represent and warrant that each Releasor has the power and authority to execute and deliver this Release and the execution and delivery of this Release has been duly and validly authorized by such Releasor.


                           [Signature Page to Follow]

                                 Exhibit C - 3

          IN WITNESS WHEREOF, the undersigned have caused this Release to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       KEMPER INVESTORS LIFE INSURANCE COMPANY



                                       By:
                                       Its:



                                       KILICO REALTY CORPORATION


                                       By:
                                       Its:

                                 Exhibit C - 4

                                   EXHIBIT D
                                   ---------

                        RELEASE AND COVENANT NOT TO SUE
                        -------------------------------

          THIS RELEASE AND COVENANT NOT TO SUE (this "Release") is made as of the _____ day of _____________, 1996, by The Prime Group, Inc., an Illinois corporation ("Prime"), for itself and on behalf of each of its successors and assigns in favor of Kilico Realty Corporation, an Illinois corporation ("Realty") and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("Kilico"), and all of the direct or indirect subsidiaries and affiliates of Realty and Kilico, and each of its and their respective officers, directors, shareholders, partners, employees and agents, in such capacities, and each of the respective successors and assigns of the foregoing (collectively, the "Released Parties").

                                   RECITALS:
                                   --------

          A. Realty, Kilico and Prime entered into a letter agreement dated September ____, 1996 (the "Letter Agreement") providing for the sale and purchase of the interests owned by Realty and Kilico in the senior housing projects known as the Devonshire and the Heritage (collectively, the "Projects") that are owned and operated by The Ponds of Pembroke Limited Partnership, an Illinois limited partnership, and River Oaks Partners, an Illinois general partnership, respectively (collectively, the "Entities").

          B. Prime has agreed to execute and deliver this Release upon the consummation of the transactions contemplated under the Letter Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to Prime, the receipt and sufficiency of which are hereby acknowledged, Prime hereby agrees as follows:

          I. Subject to the terms of Section 2, below, Prime hereby releases and forever discharges each and every one of the Released Parties from, and covenants and agrees not to sue and not to assert, file or commence in any court, arbitration proceeding or other tribunal, any suit, action, litigation, complaint, counterclaim, cross claim or other pleading setting forth any cause of action or claim against any of the Released Parties for, any of the following (individually, a "Released Claim," and collectively, the "Released Claims"):

          any claim, demand, debt, sum of money, account, judgment, liability, obligation, loss, damage, suit, action or cause of action of any kind or nature whatsoever, known or unknown, fixed or contingent, at law or in equity which Prime now

                                 Exhibit D - 1
          has, claims to have, has had or may have had, as of the date hereof, or may hereafter have or claim to have under any obligations or agreements existing prior to or as of the date hereof, against any one or more of the Released Parties, in its or their capacities as a lender, credit enhancer, purchaser, owner, joint venturer, partner, shareholder, director, option holder or other interest holder, with respect to, or in any way arising from or in connection with the Projects or the Entities, or any of them, including without limitation
          (i) any lender liability or recharacterization claim or any claim against a Released Party alleging that such Released Party has taken actions in the nature of a partner of the borrower or otherwise outside of its capacity as a lender, or (ii) any claim asserting, or arising in connection with, any funding obligations or commitments or any environmental indemnity/liability sharing agreements.

          II. Notwithstanding the express release and covenant not to sue set forth in paragraph 1, above, the Released Claims shall not include, and this Release shall not be construed as a release of any Released Party from any obligations or liabilities such Released Party may have (a) under the Letter Agreement, or any documents or agreements entered into by any such Released Party pursuant to the Letter Agreement to the extent such obligations are to be performed after the date hereof, or (b) under any loan agreement, partnership, joint venture or similar agreement, commitment or other agreement or document which does not pertain to the Projects or the Entities.

          III. Prime represents and warrants to the Released Parties that it has not encumbered or sold, transferred, assigned or otherwise conveyed to any other person or entity, in whole or in part, any Released Claims.

          IV. Prime hereby covenants and agrees not to assist any third party in bringing any claim, cause of action or proceeding of any nature against any of the Released Parties with respect to any of the Released Claims.

          V. This Release shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          VI. This Release may be executed in multiple counterparts, all of which taken together shall constitute one and same instrument.

          VII. This Release pertains only to the Released Claims. No obligation, liability or undertaking of any kind or nature whatsoever of any Released Party in favor of Prime other

                                 Exhibit D - 2
than the Released Claims shall be deemed released, terminated, canceled or in any other way modified or amended by this Release.

          VIII. Prime hereby represents and warrants that no subsidiaries or affiliates of Prime have any claim, demand or cause of action of any kind or nature whatsoever against any one or more of the Released Parties with respect to or in any way arising from or in connection with the Projects or the Entities.

          IX. Prime hereby acknowledges and confirms that any prior release given in connection with any of the Projects or Entities remains in full force and effect in accordance with its terms, and in no event shall any such prior release be deemed to be superseded, diminished or otherwise affected by the execution of this Release.

          X. Prime represents and warrants that it has the power and authority to execute and deliver this Release and the execution and delivery of this Release has been duly and validly authorized by Prime.

          IN WITNESS WHEREOF, the undersigned have caused this Release to be duly executed and delivered by its respective duly authorized officers as of the day and year first above written.

                                 THE PRIME GROUP, INC., an Illinois corporation



                                 By:
                                    --------------------------------
                                 Its:
                                     -------------------------------

                                 Exhibit D - 3

                                   EXHIBIT E

                            SCHEDULE OF LITIGATION
                            ----------------------



THE PONDS OF PEMBROKE LIMITED PARTNERSHIP
- -----------------------------------------


          1. Gay E. Dall v. The Prime Group, Inc., individually and d/b/a Devonshire Retirement Home, Case No. 94M1306842, filed on September 19, 1994, in the Circuit Court of Cook County, Illinois, Municipal Department, First District. The plaintiff in this action alleges that, during the Labor Day weekend in 1993, while visiting her grandmother who was a resident at the project owned by The Ponds of Pembroke Limited Partnership (the "Partnership"), the plaintiff ate food which made her ill with gastroenteritis. The plaintiff alleges that her illness was caused by the negligence of the defendants and seeks to recover damages on account thereof. The defense of this action was handled by attorneys retained by the Partnership's insurance carrier. On October 17, 1995, this action was dismissed on a Motion for Summary Judgment. The plaintiff has filed a notice of intent to appeal the ruling on the Motion for Summary Judgment, although, to the Partnership's knowledge, an appeal has not yet been filed. The Prime Group, Inc. believes that, if this action is reinstated, the Partnership will have meritorious defenses.

          2. Mary Masek, a disabled person, by Marilyn Kerchenfaut and Janis Smith, her guardians, v. The Ponds of Pembroke Limited Partnership, Case No. 95L 01411, filed on August 8, 1995 in the Circuit Court of the 18th Judicial Circuit of DuPage County, Illinois. The plaintiffs in this case allege that, on August 17, 1993, Mary Masek, a resident at the project owned by the Partnership, tripped on another resident's walker, fell and sustained injuries for which the plaintiffs seek damages. The plaintiffs allege that the defendant was negligent in allowing the walker to be placed in an area which might cause another person to trip over the walker. This action is in the discovery stage, and trial of this case is not expected to occur before February, 1997. The defense of this action is being handled by the Partnership's insurance carrier. The Prime Group, Inc. believes that the Partnership has meritorious defenses to this action and that any and all damages awarded to the plaintiffs in this action will be fully covered by the Partnership's insurance carrier.

                                 Exhibit E - 1

RIVER OAKS PARTNERS
- -------------------


         None.





                                 Exhibit E - 2

                                   EXHIBIT F
                                   ---------

                                THE DEVONSHIRE

                                 BALANCE SHEET
                                 JULY 31, 1996


ASSETS:
       CASH-OPERATING                                                 $5,825.92
       CASH-DEPOSITORY                                             1,480,354.36
       CASH-PETTY                                                      2,000.00
       CASH-REAL ESTATE TAX ACCT                                     233,656,82
       CASH-CAP RESERVE & REPLACEMENT                                317,177.62
       PREPAID POSTAGE                                                 1,236.13
       A/R-GEN:  THE HERITAGE                                           (336.21)
       A/R-GEN:  THE ISLAND                                           20,704.28
       A/R-GEN:  THE HALLMARK                                          4,412.36
       ACCOUNTS RECEIVABLE-GENERAL                                    26,966.47
       ACCOUNTS RECEIVABLE-TENANT                                      4,363.00
       DUE FROM H.R. KUPPIN INS                                       66,650.00
       LAND                                                        2,240,250.00
       BUILDINGS                                                  26,449,945.53
       FURNITURE & EQUIPMENT                                       1,469,650.66
       FINANCING FEES                                              1,452,565.38
       ACCUM. DEPR.-BUILDING                                      (5,179,036.68)
       ACCUM. DEPR.-FURN.& EQUIP                                  (1,028,541.86)
       ACCUM AMORT-FINANCE FEE                                      (608,194.21)
       DEFERRED EXPENSE                                              636,995.48
       ACCUM. AMORT. DEFERRED EXP.                                  (636,995.48)
       INVENTORY                                                      14,397.36
       PREPAID INSURANCE                                              32,284.75
       PREPAID CONTRACTS                                               4,805.52
       PROPERTY UNDER DEV.                                            75,340.84
                                                                  -------------
       TOTAL ASSETS                                               27,087,478.04
                                                                  =============

LIABILITIES & EQUITY
       ACCOUNTS PAYABLE                                              (70,485.73)
       ENTRANCE DEPOSITS                                            (807,280.00)
       PERSONALLY YOURS PREPAYMENT                                      (300.00)
       ACCRUED INTEREST PAYABLE                                      (97,053.28)
       ACCRUED REAL ESTATE TAXES                                    (431,576.61)
       ACCRUED GOLD CARE BENEF'S                                     (67,225.00)
       ACCRUED LIABILITIES-OTHER                                     (12,768.07)
       DUE TO THE HALLMARK                                            (3,865.14)
       DUE TO KEMPER                                                (423,604.87)
       BONDS PAYABLE                                             (33,000,000.00)
                                                                 --------------
       TOTAL LIABILITIES                                         (34,914,158.70)

PARTNERS' CAPITAL
       CAPITAL-GENERAL PARTNER                                     5,767,013.13
       NET (INCOME) LOSS                                              53,914.77
       CAPITAL-LIMITED PARTNER                                     1,951,838.00
       NET (INCOME) LOSS                                              53.914.76
                                                                 --------------
       TOTAL PARTNERS' CAPITAL                                     7,826,680.66
                                                                 --------------
TOTAL LIAB.& EQUITY                                              (26,087,478.04)
                                                                 ==============

                                 Exhibit F - 1

                                 THE HERITAGE

                                 BALANCE SHEET
                                 JULY 31, 1996

ASSETS:

  CASH-OPERATING                                                        $30,995
  CASH-PARTNERSHIP                                                          923
  CASH-TITLE COMPANY                                                        412
  CASH-TRUST                                                            570,764
  CASH-DEPOSITORY                                                     2,287,382
  CASH-PETTY                                                              1,500
  CASH-SECURITY DEPOSITS                                                130,453
  CASH-REAL ESTATE ESCROW                                               108,941
  LIFE CARE ESCROW                                                      414,932
  ACCOUNTS RECEIVABLE-GENERAL                                             7,284
  ACCOUNTS RECEIVABLE-TENANT                                              8,665
  ACC. REC. - THE ISLAND                                                  1,742
PROPERTY UNDER DEVELOPMENT
PURCHASE PRICE                                                        1,426,125
ARCHITECTURAL FEE                                                     1,287,617
CIVIL ENGINEERING                                                       261,856
CONST. INSPECTION                                                        22,950
LOAN COMMITMENT FEE                                                   1,432,129
BOND INTEREST EXP.                                                       65,748
BUILDERS RISK                                                            21,702
LEGAL/GENERAL                                                           237,016
DEVELOPER FEES                                                        1,202,706
UNDERWRITING MANUALS                                                    438,434
PROTECT CONTINGENCY                                                      23,674
GEN. REQ. CONTRACTOR                                                 19,552,555
SUBSURFACE EXPLORE.                                                     145,782
DRYWALL                                                                 183,469
MISC. SPECIALTIES                                                        53,543
KITCHEN APPLIANCES                                                       36,544
BLINDS/SHADES                                                           309,439
PLUMBING-SUB CONT.                                                        5,940
ELECTRICAL SUB.                                                             824
MEDIA/PRINT                                                             218,643
BROCHURE                                                                 96,309
MODEL FEE                                                                57,736
PUBLIC RELATION FEES                                                    808,832
  LAND                                                                1,444,544
  BUILDINGS                                                             983,270
  FURNITURE & EQUIPMENT                                                 158,288
  CAPITAL IMPROVEMENTS                                                   10,000
  FINANCING FEES                                                        604,401
  ACCUM. DEPR.-BUILDING                                              (1,972,699)
  ACCUM. DEPR.-FURN.& EQUIP                                            (441,224)
  ACCUMULATED AMORTIZATION                                             (132,180)
  DEFERRED EXPENSE                                                    1,181,624
  ACCUM. AMORT. DEFERRED EXP.                                        (1,181,624)
  INVENTORY                                                              13,238
  PREPAID INSURANCE                                                      24,365
  PRE-PAID PAPER PURCHASE                                                   322
  BOND FUNDS                                                            903,129
  CONTRA DEVELOPMENT COST                                            (2,305,647)
  TOTAL                                                              27,179,380
                                                                     ----------

TOTAL ASSETS                                                         30,743,372
                                                                     ==========

                                 Exhibit F - 2

                                  THE HERITAGE

                                 BALANCE SHEET
                                 JULY 31, 1996


LIABILITIES & EQUITY

  ACCOUNTS PAYABLE                                                     (60,166)
  ENTRANCE DEPOSITS                                                   (595,602)
  ACCRUED INTEREST PAYABLE                                             (95,781)
  ACCRUED REAL ESTATE TAXES                                           (211,227)
  ACCRUED LIABILITIES-OTHER                                            (20,507)
  DUE TO THE DEVONSHIRE                                                 (2,284)
  DUE TO THE HALLMARK                                                   (5,861)
  ACCRUED VACATION PAY                                                 (22,876)
  D/T KEMPER                                                           (17,559)
  D/T SWISS BANK                                                        28,872
  D/T RMKT/TRUST FEE                                                    (5,228)
  BONDS PAYABLE                                                    (32,000,000)
                                                                   -----------
TOTAL LIABILITIES                                                  (33,008,220)
                                                                   -----------

PARTNERS' CAPITAL                                                    1,136,896
  CAPITAL-GENERAL PARTNER                                               (4,472)
  NET(INCOME)LOSS                                                    1,136,896
  CAPITAL-LIMITED PARTNER                                               (4,472)
  NET(INCOME)LOSS                                                  -----------

  TOTAL PARTNERS' CAPITAL                                            2,264,848
                                                                   -----------
TOTAL LIAB. & EQUITY                                               (30,743,372)
                                                                   ===========

                                 Exhibit F -3

                                   EXHIBIT G
                                   ---------



                               September 17, 1996



KILICO Realty Corporation and
Kemper Investors Life Insurance Company
c/o ZKS Real Estate Partners, LLC
225 W. Washington
Suite 1450
Chicago, Illinois  60606

     RE:  THE DEVONSHIRE AND THE HERITAGE

Gentlemen:

     Reference is made to that certain Letter Agreement dated June 12, 1995 among The Ponds of Pembroke Limited Partnership ("Ponds L.P."), River Oaks Partners ("ROP"; Ponds L.P. and ROP are herein referred to individually as a "Project Partnership" and collectively as the "Project Partnerships"), Kilico Realty Corporation and Kemper Investors Life Insurance Company (the "Sale Right Letter Agreement"), pursuant to which each Project Partnership grants to Kilico Realty Corporation the rights, among other rights, to market, negotiate a contract for sale, and sell the "Projects" (defined therein) owned by the Project Partnerships.

     Contemporaneously herewith, you and The Prime Group, Inc. ("Prime") are entering into an agreement of even date (the "Sale Agreement") pursuant to which you agree to sell, and Prime agrees to purchase, the Kemper Senior Housing Interests (as defined in the Sale Agreement) on the terms and conditions set forth therein. As an inducement to you to enter into the Sale Agreement, the undersigned agree as follows:

     1. The Sale Right Letter Agreement constitutes the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. As of the date hereof, the undersigned have no defenses to the performance of any of the rights granted to you under the Sale Right Letter Agreement or any claim against you which might become a defense against the enforceability of the obligations of the undersigned under the Sale Right Letter Agreement. The undersigned hereby agree that the "Effective Time" under the Sale Right Letter Agreement is December 29, 1995 notwithstanding any assertions to the contrary relating to that certain Prime Portfolio Letter Agreement dated June 12, 1995, as amended and restated.

                                 Exhibit G - 1

     2. During the pendency of the Sale Agreement, the rights granted to you under the Sale Right Letter Agreement will be suspended and may not be enforced. However, upon termination of the Sale Agreement for any reason whatsoever (excepting only the consummation of the transactions thereunder), the rights granted to you under the Sale Right Letter Agreement will be automatically reinstated and the Sale Right Letter Agreement shall be fully enforceable against the undersigned. The Sale Right Letter Agreement will automatically terminate upon the consummation of the transactions contemplated by the Sale Agreement.

     3. To effectuate the provisions hereof, the undersigned are each executing and delivering herewith an irrevocable power of attorney (undated) in favor of Kilico Realty Corporation authorizing it to exercise, in the name of and on behalf of the undersigned, the rights granted under the Sale Right Letter Agreement. Kilico Realty Corporation shall hold and not exercise such power of attorney unless and until the reinstatement of the Sale Right Letter Agreement as provided in Paragraph 2 above, after which time it may date the power of attorney and take any and all actions authorized thereunder.

     To confirm your agreement to suspend the operation of the Sale Right Letter Agreement as provided in Paragraph 2 above, to acknowledge the termination of the Sale Right Letter Agreement upon the consummation of the transactions contemplated by the Sale Agreement and hold the power of attorney as provided in Paragraph 3 above, please sign the enclosed copy of this letter and return it to the undersigned.

                              Sincerely,

                              THE PONDS OF PEMBROKE LIMITED PARTNERSHIP

                              By:   The Prime Group, Inc.,
                                    Managing General Partner

                                    By:
                                        ----------------------
                                    Its:
                                        ----------------------

                              RIVER OAKS PARTNERS

                              By:   The Prime Group, Inc.,
                                    Managing Partner

                                    By:
                                        ----------------------
                                    Its:
                                        ----------------------

                                 Exhibit G - 2

CONFIRMED:

KILICO REALTY CORPORATION


By:
   ---------------------
Its:
    --------------------
Date:
     -------------------

KEMPER INVESTORS LIFE INSURANCE COMPANY


By:
    --------------------
Its:
     -------------------
Date:
      ------------------

By:
    --------------------
Its:
    --------------------
Date:
     -------------------


                                 Exhibit G - 3

CONSENT:

     The Prime Group, Inc., individually and as Managing General Partner of The Ponds of Pembroke Limited Partnership and River Oaks Partners, hereby consents to and agrees to be bound by the provisions of the foregoing letter.


                                       THE PRIME GROUP, INC.


                                       By: _____________________________
                                       Its:_____________________________
                                       Date: ___________________________

                                 Exhibit G - 4